Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES FIRST QUARTER 2017 RESULTS

NASHVILLE, TN, April 26, 2017/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $0.3 million, or $0.03 per share on a fully diluted basis for the three months ended March 31, 2017, compared to $1.6 million, or $0.15 per share on a fully diluted basis for the three months ended March 31, 2016.  Fully diluted earnings per share were impacted by $0.18 per share during the first quarter due to credit related issues.

“While we are disappointed with the increase in nonperforming loans and net charge-offs during the first quarter, we are pleased with another strong quarter of loan and core deposit growth,” said Claire W Tucker, President and Chief Executive Officer of CapStar. “The changes in these credit metrics are a result of two borrowers that have been on our radar screen and classified for some time, “said Tucker. “We continue to believe the credit infrastructure and risk management systems we have in place will satisfactorily support our operations and will allow us to achieve our goal of delivering sound, profitable growth for our shareholders. We remain confident that overall asset quality remains solid, growth continues at a robust pace, and we are committed to delivering the profitability that will help us achieve our goal of 1.0% ROAA by the end of 2018.”

Soundness

•	The allowance for loan and lease losses represented 1.39% of total loans at March 31, 2017 compared to 1.23% at March 31, 2016.

•	Non-performing assets as a percent of total loans and other real estate owned was 1.36% at March 31, 2017 compared to 0.67% at March 31, 2016.

•	Annualized net charge-offs totaled 0.43% for the three months ended March 31, 2017 compared to 0.38% for the same period in 2016.

•	The total risk based capital ratio increased to 12.13% at March 31, 2017 compared to 11.26% at March 31, 2016.

Profitability

•	Return on average assets ("ROAA") for the three months ended March 31, 2017 was 0.10% compared to 0.54% for the same period in 2016.

•	Return on average equity ("ROAE") for the three months ended March 31, 2017 was 0.95% compared to 5.75% for the same period in 2016.

•	The net interest margin (“NIM”) for the three months ended March 31, 2017 was 3.12% compared to 3.18% for the same period in 2016.

•	The efficiency ratio for the three months ended March 31, 2017 was 69.4% compared to 70.7% for the same period in 2016.

“Although our margin was impacted by the increase in nonaccrual loans, our profitability roadmap is dependent on expanding existing and acquiring new relationships, which drives our loan and core deposit growth,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.  “While we typically lead with a loan opportunity, we continue to achieve success in obtaining the operating accounts and providing treasury management services to our commercial clients, as we focus on becoming their primary bank.”

Growth

•	Average gross loans and leases for the quarter ended March 31, 2017 increased 19%, to $974 million, compared to $822 million for the same period in 2016.

•	Average total deposits for the quarter ended March 31, 2017 increased 11.0%, to $1.1 billion, compared to $1.0 billion for the same period in 2016.

•	Average Demand and NOW deposits for the quarter ended March 31, 2017 increased 38%, to $541 million, compared to $393 million for the same period in 2016.

•	Mortgage loan originations increased 10%, to $93 million for the three months ended March 31, 2017 compared to $85 million for the same period in 2016.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Thursday, April 27, 2017. During the call, management will review the first quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1002. The conference ID number is 6970312. A simultaneous webcast may be accessed on CapStar’s website at www.capstarbank.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of March 31, 2017, on a consolidated basis, CapStar had total assets of $1.4 billion, gross loans of $1.0 billion, total deposits of $1.2 billion, and shareholders’ equity of $140.2 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap”, “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Item 1A. Risk Factors” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited)

First Quarter 2017 Earnings Release

	Three Months Ended
	March 31,
	2017	2016
Interest income:
Loans, including fees	$10,466,758	$9,268,272
Securities:
Taxable	1,002,896	898,038
Tax-exempt	325,916	282,244
Federal funds sold	2,305	4,138
Restricted equity securities	76,286	69,108
Interest-bearing deposits in financial institutions	104,791	76,378
Total interest income	11,978,952	10,598,178
Interest expense:
Interest-bearing deposits	617,466	301,633
Savings and money market accounts	815,092	731,702
Time deposits	470,645	514,445
Federal funds purchased	3,910	2,083
Securities sold under agreements to repurchase	—	1,311
Federal Home Loan Bank advances	140,259	90,728
Total interest expense	2,047,372	1,641,902
Net interest income	9,931,580	8,956,276
Provision for loan and lease losses	3,404,799	937,216
Net interest income after provision for loan and lease losses	6,526,781	8,019,060
Noninterest income:
Service charges on deposit accounts	328,585	225,427
Loan commitment fees	236,274	430,122
Net gain (loss) on sale of securities	(6,229)	38,961
Mortgage banking income	1,216,362	1,347,452
Other noninterest income	358,554	328,810
Total noninterest income	2,133,546	2,370,772
Noninterest expense:
Salaries and employee benefits	5,086,451	5,217,755
Data processing and software	620,508	568,477
Professional fees	364,553	330,738
Occupancy	448,798	409,881
Equipment	496,196	406,571
Regulatory fees	307,060	227,260
Other operating	1,051,871	849,059
Total noninterest expense	8,375,437	8,009,741
Income before income taxes	284,890	2,380,091
Income tax (benefit) expense	(47,168)	796,245
Net income	$332,058	$1,583,846
Per share information:
Basic net income per share of common stock	$0.03	$0.18
Diluted net income per share of common stock	$0.03	$0.15
Weighted average shares outstanding:
Basic	11,210,948	8,628,683
Diluted	12,784,117	10,572,193

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

First Quarter 2017 Earnings Release

	Five Quarter Comparison
	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16
Income Statement Data:
Net interest income	$9,931,580	$10,180,273	$10,125,515	$9,201,155	$8,956,275
Provision for loan and lease losses	3,404,799	69,884	1,638,669	182,863	937,216
Net interest income after provision for loan and lease losses	6,526,781	10,110,389	8,486,845	9,018,292	8,019,059
Service charges on deposit accounts	328,585	302,831	276,751	303,144	225,427
Loan commitment fees	236,274	217,042	328,785	142,618	430,122
Net gain (loss) on sale of securities	(6,229)	—	(3,964)	85,876	38,961
Mortgage banking income	1,216,362	2,033,459	2,339,310	1,654,843	1,347,452
Other noninterest income	358,554	400,690	250,582	381,711	328,809
Total noninterest income	2,133,546	2,954,021	3,191,463	2,568,192	2,370,772
Salaries and employee benefits	5,086,451	5,185,016	5,119,356	4,938,383	5,217,755
Data processing and software	620,508	542,300	627,335	634,742	568,477
Professional fees	364,553	405,947	390,862	426,132	330,738
Occupancy	448,798	365,741	351,691	371,092	409,881
Equipment	496,196	442,547	458,053	436,168	406,571
Regulatory fees	307,060	348,427	250,424	264,625	227,260
Other operating	1,051,871	1,351,527	1,329,084	879,652	849,059
Total noninterest expense	8,375,437	8,641,506	8,526,805	7,950,794	8,009,741
Net income before income tax expense	284,890	4,422,904	3,151,504	3,635,690	2,380,090
Income tax (benefit) expense	(47,168)	1,495,445	1,042,282	1,159,438	796,245
Net income	$332,058	$2,927,460	$2,109,222	$2,476,252	$1,583,845
Weighted average shares - basic	11,210,948	11,194,534	8,792,665	8,682,438	8,628,683
Weighted average shares - diluted	12,784,117	12,787,677	10,799,536	10,675,916	10,572,194
Net income per share, basic	$0.03	$0.26	$0.24	$0.29	$0.18
Net income per share, diluted	0.03	0.23	0.20	0.23	0.15
Balance Sheet Data (at period end):
Cash and cash equivalents	$60,038,626	$80,110,806	$73,450,735	$97,546,046	$76,706,579
Securities available for sale	188,516,087	182,354,987	167,213,109	171,336,596	189,807,985
Securities held to maturity	46,854,518	46,863,640	46,227,968	43,331,042	42,953,364
Loans held for sale	35,370,814	42,110,581	61,251,662	57,014,256	29,530,174
Total loans and leases	1,003,433,910	935,250,703	924,030,515	887,437,485	837,690,395
Allowance for loan and lease losses	(13,996,869)	(11,633,531)	(11,510,464)	(10,453,603)	(10,298,559)
Total assets	1,381,702,597	1,333,675,063	1,318,057,325	1,310,417,841	1,223,179,646
Non-interest-bearing deposits	223,449,870	197,787,618	191,469,462	193,541,662	220,686,364
Interest-bearing deposits	934,545,319	930,934,634	944,590,330	949,759,113	865,650,400
Federal Home Loan Bank advances	75,000,000	55,000,000	30,000,000	40,000,000	15,000,000
Total liabilities	1,241,491,175	1,194,467,666	1,179,630,825	1,196,099,660	1,112,320,842
Shareholders' equity	140,211,422	139,207,396	138,426,500	114,318,181	110,858,804
Total shares of common stock outstanding	11,218,328	11,204,515	11,191,021	8,683,902	8,677,902
Total shares of preferred stock outstanding	878,049	878,049	878,049	1,609,756	1,609,756
Book value per share of common stock	11.70	11.62	11.57	11.26	10.87
Market value per share of common stock (1)	19.07	21.96	16.92	-	-
Capital ratios:
Total risk based capital	12.13%	12.60%	12.45%	10.67%	11.26%
Tier 1 risk based capital	11.01%	11.61%	11.46%	9.73%	10.26%
Common equity tier 1 capital	10.32%	10.90%	10.75%	8.34%	8.75%
Leverage	10.37%	10.46%	10.47%	8.90%	9.16%

(1) CapStar Financial Holdings, Inc. completed its initial public offering during the third quarter of 2016.  As such, market values per share of common stock are not provided for previous periods.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited)

First Quarter 2017 Earnings Release

	Five Quarter Comparison
	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16
Average Balance Sheet Data:
Average cash and cash equivalents	$58,925,144	$66,757,676	$55,054,076	$56,458,924	$67,706,162
Average investment securities	237,084,429	226,032,691	218,462,999	232,587,954	220,281,801
Average loans held for sale	28,359,188	52,483,255	63,640,373	43,055,160	29,798,738
Average loans and leases	974,349,816	938,887,232	918,301,556	873,984,373	822,111,590
Average assets	1,340,236,730	1,324,620,495	1,296,870,515	1,247,076,866	1,181,427,683
Average interest bearing deposits	933,328,122	942,922,989	944,794,017	909,027,610	837,952,639
Average total deposits	1,143,636,485	1,138,778,930	1,132,037,604	1,093,452,418	1,027,457,215
Average Federal Home Loan Bank advances	43,836,734	33,478,261	29,565,217	27,417,582	28,021,978
Average liabilities	1,198,685,795	1,185,091,445	1,179,480,497	1,134,506,177	1,070,607,967
Average shareholders' equity	141,550,935	139,529,051	117,390,018	112,570,689	110,819,715
Performance Ratios:
Annualized return on average assets	0.10%	0.88%	0.65%	0.80%	0.54%
Annualized return on average equity	0.95%	8.35%	7.15%	8.85%	5.75%
Net interest margin	3.12%	3.17%	3.23%	3.09%	3.18%
Annualized Non-interest income to average assets	0.65%	0.89%	0.98%	0.83%	0.81%
Efficiency ratio	69.4%	65.8%	64.0%	67.6%	70.7%
Loans by Type:
Commercial and industrial	$420,825,316	$379,619,518	$389,717,893	$389,087,927	$381,548,046
Commercial real estate - owner occupied	92,213,135	106,734,888	108,920,619	104,345,021	104,243,080
Commercial real estate - non-owner occupied	268,741,865	195,586,977	163,625,512	171,426,074	161,466,867
Construction and development	74,006,891	94,491,256	91,366,437	63,744,151	52,479,785
Consumer real estate	99,952,470	97,014,959	96,918,661	91,090,508	90,393,165
Consumer	4,494,573	5,974,465	7,045,978	7,486,178	8,291,223
Other	43,983,239	56,795,954	67,805,899	61,669,965	40,698,880
Asset Quality Data:
Allowance for loan and lease losses to total loans	1.39%	1.24%	1.25%	1.18%	1.23%
Allowance for loan and lease losses to non-performing loans	103%	321%	279%	179%	184%
Nonaccrual loans	$13,623,534	$3,619,422	$4,122,942	$5,829,423	$5,586,503
Troubled debt restructurings	1,255,651	1,271,897	1,288,324	-	-
Loans - 90 days past due and accruing	-	-	-	-	-
Total non-performing loans	13,623,534	3,619,422	4,122,942	5,829,423	5,586,503
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	13,623,534	3,619,422	4,122,942	5,829,423	5,586,503
Non-performing loans to total loans	1.36%	0.39%	0.45%	0.66%	0.67%
Non-performing assets to total assets	0.99%	0.27%	0.31%	0.44%	0.46%
Non-performing assets to total loans and OREO	1.36%	0.39%	0.45%	0.66%	0.67%
Annualized net charge-offs to average loans	0.43%	-0.02%	0.25%	0.01%	0.38%
Net charge-offs (recoveries)	$1,041,460	$(53,183)	$581,809	$27,819	$770,386
Interest Rates and Yields:
Loans	4.24%	4.32%	4.36%	4.24%	4.39%
Securities	2.37%	2.19%	2.10%	2.15%	2.27%
Total interest-earning assets	3.77%	3.74%	3.79%	3.66%	3.77%
Deposits	0.67%	0.57%	0.58%	0.59%	0.61%
Borrowings and repurchase agreements	1.30%	2.32%	1.25%	1.31%	1.23%
Total interest-bearing liabilities	0.85%	0.74%	0.71%	0.73%	0.76%
Other Information:
Full-time equivalent employees	168	170	168	166	163

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

First Quarter 2017 Earnings Release

	For the Three Months Ended March 31,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$974,350	$10,194	4.24%	$822,112	$8,976	4.39%
Loans held for sale	28,359	273	3.91%	29,799	292	3.94%
Securities:
Taxable investment securities (2)	181,647	1,079	2.38%	177,563	968	2.18%
Investment securities exempt from federal income tax (3)	55,437	326	2.35%	42,719	282	2.64%
Total securities	237,084	1,405	2.37%	220,282	1,250	2.27%
Cash balances in other banks	48,041	105	0.88%	56,427	76	0.54%
Funds sold	1,729	2	0.54%	2,703	4	0.62%
Total interest-earning assets	1,289,563	11,979	3.77%	1,131,323	10,598	3.77%
Noninterest-earning assets	50,674			50,105
Total assets	$1,340,237			$1,181,428
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$330,627	617	0.76%	$203,283	302	0.60%
Savings and money market deposits	434,375	815	0.76%	445,891	732	0.66%
Time deposits	168,326	471	1.13%	188,778	514	1.10%
Total interest-bearing deposits	933,328	1,903	0.83%	837,952	1,548	0.74%
Borrowings and repurchase agreements	45,115	144	1.30%	30,798	94	1.23%
Total interest-bearing liabilities	978,443	2,047	0.85%	868,750	1,642	0.76%
Noninterest-bearing deposits	210,308			189,505
Total funding sources	1,188,751			1,058,255
Noninterest-bearing liabilities	9,935			12,353
Shareholders’ equity	141,551			110,820
Total liabilities and shareholders’ equity	$1,340,237			$1,181,428
Net interest spread (4)			2.92%			3.01%
Net interest income/margin (5)		$9,932	3.12%		$8,956	3.18%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.